UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

May 19, 2017

Date of Report (Date of earliest event reported)

Frank’s International N.V.

(Exact name of Registrant as specified in its charter)

The Netherlands	001-36053	98-1107145
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Mastenmakersweg 1

1786 PB Den Helder, The Netherlands

(Address of principal executive offices)

+31 (0)22 367 0000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amended and Restated Articles of Association

On May 19, 2017, Frank’s International N.V. (the “Company”) amended and restated its Articles of Association (as amended, the “Articles”), effective as of May 19, 2017 immediately upon the approval by the Company’s shareholders (as described below). The amendments effect the following changes:

•	deletion of references to preference shares since all issued preference shares have converted into common shares

•	revisions to comply with changes in Dutch law since the date of the Articles of Association as previously in effect; and

•	renewal of the five-year period during which the Company’s board of managing directors (“Management Board”) is designated as the body authorized to issue shares, subject to the prior consent of the Company’s board of supervisory directors (the “Supervisory Board”).

The foregoing description of the Articles is qualified in its entirety by reference to such Articles, a copy of which is filed herewith as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its 2017 annual meeting of its common shareholders (the “Annual Meeting”) on May 19, 2017. The following are the final voting results on the proposals considered and voted upon at the Annual Meeting, each of which is more fully described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 29, 2017.

At the close of business on April 21, 2017, the record date for the Annual Meeting, 222,854,705 shares of the Company’s common stock were entitled to vote at the Annual Meeting.

Proposal 1. Each of the directors that were nominated for election by the Supervisory Board were elected to serve until the Company’s 2018 annual meeting of shareholders or until their successors are elected and qualified or upon the earlier of their death, disability, resignation or removal. Votes regarding the election of these directors were as follows:

NOMINEE	VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON- VOTES
Michael C. Kearney	171,930,429	391,938	9,764	27,102,341
William B. Berry	170,430,832	1,891,574	9,725	27,102,341
Robert W. Drummond	171,871,549	450,857	9,725	27,102,341
Michael E. McMahon	171,211,943	1,110,463	9,725	27,102,341
D. Keith Mosing	170,233,120	2,090,775	8,236	27,102,341
Kirkland D. Mosing	170,231,392	2,092,916	7,823	27,102,341
S. Brent Mosing	170,231,651	2,092,228	8,252	27,102,341
Douglas Stephens	170,196,383	2,126,982	8,766	27,102,341
Alexander Vriesendorp	171,217,977	1,104,430	9,724	27,102,341

Proposal 2. The proposal to replace Frank’s International Management B.V. (“FIM BV”) as managing director of the Company with the appointment of Alejandro Cestero, Burney J. Latiolais, Jr. and Kyle McClure as managing directors of the Company to serve for an indefinite period of time was approved. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
172,068,999	253,131	10,001	27,102,341

Proposal 3. The proposal to confirm and ratify the preparation of the Company’s statutory annual accounts and annual report in the English language and to confirm and adopt the annual accounts for the fiscal year ended December 31, 2016 was approved. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
199,346,950	26,759	60,763	—

Proposal 4. The proposal to discharge the members of the Supervisory Board from liability in respect of the exercise of their duties during the fiscal year ended December 31, 2016 was approved. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
164,966,573	65,688	7,299,870	27,102,341

Proposal 5. The proposal to discharge the sole member of the Management Board, FIM BV, from liability in respect of the management conducted by it, as appears from the books and records of the Company and with respect to its responsibilities vis-à-vis the Company and to grant FIM BV full and final discharge was approved. The voting results were as follows. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
164,955,872	75,848	7,300,411	27,102,341

Proposal 6. The proposal to appoint PricewaterhouseCoopers Accountants N.V. as the Company’s auditor who will audit the Dutch statutory annual accounts of the Company for the fiscal year ending December 31, 2017, as required by Dutch law, was approved. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
199,291,700	106,264	36,508	—

Proposal 7. The proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm to audit the Company’s U.S. GAAP financial statements for the fiscal year ending December 31, 2017 was approved. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
199,291,162	101,731	41,579	—

Proposal 8. The proposal to ratify and approve the remuneration of the members of the Supervisory Board granted for the period from the 2016 annual meeting until the date of the Annual Meeting, and to approve the remuneration of the members of the Supervisory Board for the period from the Annual Meeting up to and including the annual meeting in 2018 was approved. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
172,148,777	68,572	114,782	27,102,341

Proposal 9. The proposal to approve the remuneration policy for the Management Board as proposed by the Supervisory Board was approved. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
171,955,172	255,659	121,300	27,102,341

Proposal 10. The proposal to authorize the Company’s Management Board to repurchase shares up to 10% of the issued share capital, for any legal purpose, at the stock exchange or in a private purchase transaction, at a price between $0.01 and 105% of the market price on the New York Stock Exchange, and during a period of 18 months starting from the date of the Annual Meeting was approved. The voting results of each of the proposals were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
198,774,595	85,439	574,438	—

Proposal 11. The proposal to approve and resolve to amend the Articles in conformity with the draft approved by the Supervisory Board, in order to: 11(a) - delete the references to preference shares, since all issued preference shares have been converted into common shares, and to comply with changes in Dutch law since the date of the current Articles; 11(b) - renew the five year period during which the Management Board is designated as the body authorized to issue shares, subject to the prior consent of the Supervisory Board; and 11(c) - authorize the Chairman of the Supervisory Board and each employee of the Company’s outside Dutch counsel, Van Campen Liem, Amsterdam, The Netherlands, to sign the notarial deed of amendment to the Articles in front of a civil-law notary officiating in Amsterdam, The Netherlands and to undertake all other activities the holder of this power of attorney deems necessary or useful with respect to the present amendment to the Articles were each approved. The voting results of each of the proposals were as follows:

PROPOSAL	VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON- VOTES
11(a)	172,266,444	26,427	39,260	27,102,341
11(b)	141,899,317	13,215,687	17,217,127	27,102,341
11(c)	172,262,256	32,615	37,260	27,102,341

Item 8.01	Other Events.

On May 19, 2017, the Board approved a cash dividend of $0.075 per share (subject to applicable Dutch dividend withholding tax) to all common shareholders of record as of June 2, 2017, and with a payment date on June 16, 2017, as part of its regular quarterly cash dividend program.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description of the Exhibit

3.1	Deed of Amendment to the Articles of Association of Frank’s International N.V., dated May 19, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Frank’s International N.V.

Date: May 25, 2017	By:	/s/ ALEJANDRO CESTERO
		Name:	Alejandro Cestero
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description of the Exhibit

3.1	Deed of Amendment to the Articles of Association of Frank’s International N.V., dated May 19, 2017.